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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 29, 2004


                         TECHNOLOGY VISIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-25548                  84-100269
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


          17080 Newhope Street                                    92708
     Fountain Valley, California
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (714) 427-0388


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K, AS WELL AS OTHER REPORTS FILED BY THE REGISTRANT FROM TIME TO
TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS"), CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE REGISTRANT'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE REGISTRANT'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE REGISTRANT OR THE REGISTRANT'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE REGISTRANT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE REGISTRANT'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE REGISTRANT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 8.01 OTHER EVENTS.

         On November 22, 2004, Technology Visions Group, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sutura, Inc., a Delaware corporation ("Sutura"). Pursuant to the terms of the Merger Agreement, Sutura will be merged with and into the Registrant, and the Registrant, as the surviving corporation (the "Surviving Corporation") under Delaware law shall be vested with all of the collective, assets, liabilities, powers and privileges of both the Registrant and Sutura. It is anticipated that the closing and consummation of the Merger Agreement will occur as soon as practicable following the completion of all conditions to the closing, as set out in the Merger Agreement. A copy of the Merger Agreement was attached to Registrant's Current Report dated November 22, 2004 as Exhibit 10.1 thereto.

         On June 24, 2005, the Registrant filed with the Securities and Exchange Commission a Definitive Information Statement on Form 14C (the "Information Statement"). The Information Statement sets forth the terms and conditions for the completion of the merger with Sutura. The Information Statement also sets forth certain financial statements and information with respect to the Registrant and Sutura as of March 31, 2005.

         Registrant hereby supplements the financial information concerning Sutura set forth in the Information Statement by attaching as an exhibit hereto, the Unaudited Financial Statements of Sutura, Inc. as of June 30, 2005, as
Exhibit 99.1. The Registrant has filed a periodic report on Form 10-QSB with the Securities and Exchange Commission with respect to the period ended June 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits.

                  99.1 Unaudited Financial Statements of Sutura, Inc. for the period ending June 30, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECHNOLOGY VISIONS GROUP, INC.
                                                   (Registrant)

Date: August 18, 2005
                                          /s/ James B. Lahey
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                                              James B. Lahey
                                  Chief Executive Officer, Chairman of the Board